UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2010

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On July 27, 2010, members of senior management of ConAgra Foods, Inc. (the "Company") will meet with members of the investment community. The Company expects to affirm its previously announced guidance that it expects fiscal 2011 full-year diluted earnings per share ("EPS") to grow 8 to 10% from fiscal 2010 diluted EPS, adjusted for items impacting comparability. At its meetings with members of the investment community this week, senior management is also expected to affirm previously issued guidance of long-term annual sales growth of 3 to 4% over the long term; long-term annual earnings per share growth, adjusted for items impacting comparability, of 8 to 10%; and long-term return on invested capital, excluding items impacting comparability, approaching 13 to 14% over long term.

Diluted earnings per share, long-term earnings per share growth and return on invested capital guidance discussed in this Form 8-K is adjusted for items impacting comparability. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of earnings per share growth and return on invested capital impracticable. Management believes these non-GAAP financial measures provide a useful tool for investors in examining the Company’s expected operational results for the year and facilitate year-to-year comparisons.

Note on Forward-looking Statements

This Form 8-K contains forward-looking statements. These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The Company undertakes no responsibility for updating these statements. Readers of this Form 8-K should understand that these statements are not guarantees of performance or results. Many factors could affect the Company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things: availability and prices of raw materials; the impact of the accident at the Garner, North Carolina manufacturing facility, including the ultimate costs incurred and the amounts received under insurance policies; product pricing; future economic circumstances; industry conditions; the Company’s ability to execute its operating plans; the success of the Company’s innovation, marketing, and cost-savings initiatives; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of the Company’s recalls; access to capital; actions of governments and regulatory factors affecting the Company’s businesses, including the Patient Protection and Affordable Care Act; the amount and timing of repurchases of the Company’s common stock, if any; and other risks described in the Company’s reports filed with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements included in this Form 8-K, which speak only as of the date made.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

July 27, 2010	By:	Colleen Batcheler

Name: Colleen Batcheler
Title: Executive Vice President, General Counsel & Corporate Secretary